SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : JUNE 24, 2003

                           COMMISSION FILE NO. 0-49933


                      CASCADE MOUNTAIN MINING COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





              NEVADA                                     95-4886472
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



             601 UNION STREET, 42ND FLOOR, SEATTLE, WASHINGTON 98101
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (206) 652-3280
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)



                             FORMER NAME AND ADDRESS
                       ----------------------------------
                              WEB VIEWS CORPORATION
                               5114 LAKESHORE ROAD
                      BURLINGTON, ONTARIO  CANADA  L7L 1B9

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ITEM  5.   OTHER  EVENTS.

As a result of the acquisition of Cascade Mountain Mining Corp. and the change in focus of the Registrant's business, the Registrant has changed its name from Web Views Corporation to Cascade Mountain Mining Company, Inc. In addition, the Registrant affected a 60:1 forward stock split and reauthorized 300,000,000 shares of common stock with par value $.001 per share. The Registrant's new stock symbol is CSCA.


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

     3.1  Articles  of  Amendment


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cascade  Mountain  Mining  Company,  Inc.


June  24,  2003
/s/  Wayne  Barrington  Daley
-----------------------------
Wayne  Barrington  Daley
President

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